The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                               Semi-Annual Report
                               March 31, 1997(a)

To Our Shareholders:

      The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

INVESTMENT RESULTS (b)
--------------------------------------------------------------------------------
                                        Calendar Quarter
                               -----------------------------------
                               1st         2nd        3rd      4th      Year
                               ---         ---        ---      ---      ----
1997:    Net Asset Value .... $14.27        --         --       --       --
         Total Return .......   1.2%        --         --       --       --
--------------------------------------------------------------------------------
1996:    Net Asset Value .... $13.47     $13.54     $13.81   $14.16    $14.16
         Total Return .......   5.5%       0.1%       2.5%     8.0%     17.9%
--------------------------------------------------------------------------------
1995:    Net Asset Value .... $11.56     $11.99     $12.65   $12.84    $12.84
         Total Return .......   8.5%       4.3%       6.1%     6.9%     28.3%
--------------------------------------------------------------------------------
1994:    Net Asset Value .... $11.26     $11.08     $11.54   $10.72    $10.72
         Total Return .......  (2.2)%     (0.8)%      4.9%    (0.7)%     1.1%
--------------------------------------------------------------------------------
1993:    Net Asset Value .... $11.35     $11.72     $12.15   $11.57    $11.57
         Total Return .......   7.4%       3.8%       4.2%     1.5%     17.9%
--------------------------------------------------------------------------------
1992:    Net Asset Value .... $10.19     $10.36     $10.40   $10.64    $10.64
         Total Return .......   2.4%(c)    2.3%       1.1%     3.7%      9.8%(c)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns - March 31, 1997 (b)

1 Year ..................................................................  13.1%
5 Year ..................................................................  14.4%
Life of Fund (c) ........................................................  14.1%
--------------------------------------------------------------------------------

(a) The Fund's fiscal year ends September 30, 1997. (b) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, the returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (c) From commencement of operations on January 2, 1992.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                Dividend History
----------------------------------------------------------------------------
                                         Rate               Reinvestment
                                         ----               ------------
     Payment (ex) Date                Per Share                Price
     -----------------                ---------                -----

     March  31, 1997                    $0.06                  $14.27
----------------------------------------------------------------------------
     December 27, 1996                  $0.76                  $14.28
     September 30, 1996                 $0.07                  $13.81
     June 28, 1996                      $0.06                  $13.54
     March  31, 1996                    $0.07                  $13.47
----------------------------------------------------------------------------
     December 29, 1995                  $0.68                  $12.84
     September 29,1995                  $0.07                  $12.65
     June 30, 1995                      $0.07                  $11.99
     March 31, 1995                     $0.07                  $11.56
----------------------------------------------------------------------------
     December 30, 1994                  $0.74                  $10.72
     September 30, 1994                 $0.08                  $11.54
     June 30, 1994                      $0.09                  $11.08
     March 31, 1994                     $0.06                  $11.26
----------------------------------------------------------------------------
     December 31, 1993                  $0.76                  $11.57
     September 30, 1993                 $0.06                  $12.15
     June 30, 1993                      $0.06                  $11.72
     March 31, 1993                     $0.08                  $11.35
----------------------------------------------------------------------------
     December 31, 1992                  $0.15                  $10.64
     September 30, 1992                 $0.07                  $10.40
     June 30, 1992                      $0.06                  $10.36
     March 31, 1992                     $0.05                  $10.19
----------------------------------------------------------------------------

Investment Performance

      For the first quarter ended March 31, 1997, The Gabelli Equity Income Fund's net asset value increased 1.2% to $14.27 after adjusting for the $0.06 per share dividend paid on March 31, 1997. This compares with a 1.7% increase in the Lipper Analytical Services, Inc. Equity Income Fund Index, which covers 190 equity income funds, and the 2.7% increase in the Standard & Poor's 500 Index, a widely accepted unmanaged index of stock market performance. For the twelve months ended March 31, 1997, the Fund's total return was 13.1%, versus the Lipper Equity Income Fund Index's return of 15.6% and the Standard & Poor's 500 Index's return of 19.8% over the same period.

      For the five years ended March 31, 1997, the Fund achieved a total return of 95.5% which equates to a 14.4% average annual return. Since its inception on January 2, 1992 through March 31, 1997, the Fund achieved a total return of 100.2%, which equates to an average annual return of 14.1%, assuming reinvestment of all dividends. The Dividend History chart details each dividend paid by the Fund since its inception.

What We Do

      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.


                               [Graphic Omitted]


      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well- managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

Energy

      A large component of our portfolio relates to the oil industry. From the mid-1980s to 1995, world-wide oil demand increased, on average, about 1.5% per year. Now, due mainly to greater economic activity in Asia, this growth rate has advanced to 3% per year which is expected to be sustained to the year 2000. Incrementally, this means an additional 2.0 million to 2.5 million barrels per day (b/d) per year on a current consumption base of over 70 million b/d, to reach approximately 80 million b/d at the turn of the century.

      Consumption-million b/d                 1992      1995     1996E     2000E
      -----------------------                 ----      ----     -----     -----
      North America                           18.0      18.7      19.0      21.0
      Europe                                  15.0      15.3      15.7      16.5
      Japan, Australia, New Zealand            6.3       6.7       7.0       7.5
                                              ----      ----      ----      ----
      Sub-total                               39.3      40.7      41.7      45.0

      China                                    2.7       3.3       3.7       4.7
      Mexico, Central and South  America       5.3       5.7       6.1       7.5
      Asia, excluding Japan                    6.3       7.9       8.6      11.0
      Middle East and Africa                   5.6       6.0       6.3       7.1
      Former Soviet Union                      6.9       4.3       4.5       4.7
                                              ----      ----      ----      ----
      Total                                   66.0      68.0      71.0      80.0

      Sources: BP Statistical Review; Gabelli & Company, Inc. estimates.

      Non-OPEC production is expected to rise from approximately 44 million b/d in 1996 to about 48 million b/d by 2000. U.S. production is declining, but is pretty much offset by gradually increasing Canadian output. The net result is that the call on OPEC crude oil production, which after two million b/d of natural gas liquids was 26 million b/d in 1996, will increase more than 15% to 30 million b/d to satisfy world-wide demand in 2000.

Commentary

The Economy and the Stock Market: Too Much of a Good Thing

      Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price indices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.

      We applaud Fed Chairman Greenspan's preemptive strike against inflation. We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

      What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth, putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples do contract, should interest rates rise.

      The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investors--those twenty and thirty something mutual fund managers who have never experienced even a substantial market correction--respond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

      While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

      We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.

To Index or not Index - The New Rhetoric

      In 1995 and 1996, the S&P 500 Index proved to be a difficult benchmark for active managers of all stripes. It has been a particularly tough hurdle for value investors who have been unwilling to pay sky high price/earnings multiples for the mega-cap market darlings that have such an enormous impact on S&P 500 returns.

      There are several dynamics that have favored the largest S&P 500 stocks over the last several years. The first is the growth of S&P 500 Index funds themselves. S&P 500 Index mutual funds have grown at four times the rate of actively managed mutual funds over the last five years. So, we have seen an increasing amount of money chasing a finite number of large cap stocks and thus, on a pure supply/demand basis, indexing has been a self fulfilling prophecy. In addition, the substantial foreign money coming into the market is largely devoted to the big cap, household name stocks that dominate the S&P. Finally, active portfolio managers who have been under increasing pressure to be fully invested regardless of their concerns over equity valuations have pumped money into the large liquid stocks that comprise the S&P so that if something does go wrong, they can get out in a hurry. Finally, stocks like Microsoft, Intel, P&G, Coca-Cola and General Electric do benefit from faster growth in developing economies.

      With all of these factors favoring S&P 500 indexing, why bother doing anything else? We offer two answers. The first is that longer term, valuations do matter. Supply and demand are powerful forces in the market, but at some stage, economic reality always asserts itself. In the early 1970's the "Nifty Fifty", a group of terrific large cap growth companies, dominated the market. The consensus was that these were "one decision" stocks which you simply had to own and didn't ever have to worry about selling. At the peak, these stocks sold at ludicrous multiples relative to their economic value. When the fertilizer hit the market fan in 1973-74, they fell off a cliff. Even after one of the great long-term bull markets in history, some of these original "nifty-fifty" stocks still have market capitalizations below their 1972-73 peaks. We have not yet witnessed that level of speculative excess in today's market favorites, but we are seeing heady multiples that don't make economic sense. At some point, investors will come to their senses and realize that even the best (soft drink, household product, software, semi-conductor, movie company--pick one or more) is not worth a price/earnings multiple two to three times its annual earnings growth rate. Moreover, if earnings do not expand faster than revenues, and interest rates continue to provide present "real" rates of return, then overall stocks are unlikely to generate double-digit returns to investors.

      Our second response is simply that what has gone up the most is likely to fall the farthest with a major shift in investor sentiment. If and when we do see net cash outflows from equities mutual funds, we suspect index funds will get hit the hardest. Supply and demand is a two way street.

Snapple, Crack and Pop

      In another ring, Quaker Oats Company (OAT - $36.50 - NYSE) has thrown in the towel on Snapple, selling it to Triarc Companies Inc. (TRY - $17.50 - NYSE) for $300 million, $1.4 billion below the $1.7 billion it paid for the company just three years ago. Despite having egg--or is that iced tea--all over its face, Quaker Oats has become a much more attractive target for a larger food company like Nestle SA (NESAF - $1,170.95 - NASDAQ) or RJR Nabisco Holdings Corporation (RN - $32.25 - NYSE) looking for dominant market share brands like Quaker Oats' Gatorade and ready-to-eat breakfast cereals. We believe the company is worth well over $50 a share to the right buyer. Even if nothing develops on this front, Quaker Oats' earnings should be refreshing as they discontinue writing off all the goodwill on the ill-advised purchase of Snapple.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Brands, Inc. (AMB - $50.625 - NYSE), based in Old Greenwich, Connecticut, is a diversified consumer products holding company operating five separate business units: international tobacco (Gallaher, the leading tobacco company in the U.K.), distilled spirits (Jim Beam bourbon), hardware and home improvement products (Moen faucets), office products (Acco) and golf products (Titleist and Pinnacle golf balls and Cobra golf clubs). Management has announced its intention to spin-off Gallaher to AMB's shareholders. This should occur during the summer of 1997. After the spin-off, American Brands will be renamed Fortune Brands which we estimate should be able to grow earnings about 15% per year. All units are strong cash flow generators and are leaders in their respective fields. Guided by Thomas C. Hays, American Brands has become a focused, marketing-oriented consumer products company.

American Express Company (AXP - $59.875 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. Management's objective is virtual parity with bankcard networks. The company has joined forces with Microsoft to start an on-line corporate travel service. Financial Direct, a financial services operation that provides self-directed, on-line trading, has been launched. As evidenced by a 15% increase in per share earnings in 1996, we believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

British Petroleum Company, plc (BP - $137.25 - NYSE), with an equity market capitalization exceeding $60 billion, is one of the largest integrated oil enterprises in the world. Production, which rose by 5% during 1996 to over 1.5 million barrels of oil equivalent (boe) per day, is anticipated to rise 5% per year, to at least 1.8 million boe per day, to the year 2000. The company, like other major oil producers and refiners, has embarked on a major cost-cutting program. As an example, total lifting costs in 1996 were reduced by 20 cents to $2.40 per boe. Finding costs also were reduced by 20 cents to $1.30 per boe. British Petroleum is a substantial cash flow generator which has been used to reduce debt.

Chevron Corporation (CHV - $69.625 - NYSE) is the third largest U.S. natural gas producer and is one of the nation's largest crude oil refiners and marketers of petroleum products. CHV is the largest supplier of California's mandated reformulated gasolines. World-wide production was more than 1 million barrels of oil and 2.45 billion cubic feet of natural gas per day. Through its 50% interest in Caltex Petroleum, Chevron is benefiting from increasing energy consumption in southeastern Asia. The company's world-wide capital spending is slated to reach almost $6 billion in 1997, including overseas exploration and development projects in Kazakstan (building a pipeline linking the giant Tengiz oil field to the Black Sea and world oil markets) and the North Sea.

Eastern Enterprises Inc. (EFU - $30.875 - NYSE) owns and operates Boston Gas Company, New England's largest distributor of natural gas, serving 525,000 residential, commercial and industrial customers. The company also owns and operates Midland Enterprises, the leading U.S. dry-cargo, inland waterways barge operator with a fleet of 2,430 barges and 87 tug boats. Headquartered in Cincinnati, Midland provides low-cost marine transportation to much of the country's major industrial and agricultural regions. Our interest in the company stems from management's direction under Woody Ives and from the prospect that the company's strong balance sheet will be used to make attractive strategic commitments. The dividend, recently advanced to $1.60 per share on an annual basis, provides an appealing return approaching 4.7% for this cash rich company.

Exxon Corporation (XON - $102.75 - NYSE), with an equity market value approaching $130 billion, is the world's largest publicly-owned integrated oil company. The company produces 1.6 million barrels of crude oil and 6.6 billion cubic feet of natural gas per day, roughly half of which come from overseas reserves. Revenues are rebounding as world-wide demand for energy increases. Profitability has been sustained by management's success in cutting approximately $1 billion from overhead in each of the last few years. Dividends have been paid since 1882 and have increased annually since 1983. GTE Corporation (GTE - $46.625 - NYSE) is one of the largest publicly held telecommunications companies in the world. The company is the largest U.S.-based local telephone company. GTE's domestic and international operations serve 25.9 million access lines in the United States, Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S. with the potential of serving 62 million cellular and personal communications services customers. Outside the U.S., GTE operates cellular networks serving some 16.4 million POPs. GTE is also a leader in government and defense communications systems and equipment, aircraft-passenger telecommunications, directories and telecommunications-based information services and systems. Chairman Charles Lee is structuring the company for accelerated growth.

International Business Machines Corporation (IBM - $137.375 - NYSE) is the world's largest information technology services company. The company's software division, now fortified by Lotus and Tivoli, continues to expand at an accelerating pace and holds significant future potential. IBM is an enormous cash flow generator, producing $13.6 billion in EBITDA during 1996. During the same period, IBM devoted $6 billion to capital expenditures and $5 billion to stock repurchases, bringing its common stock buybacks to $10.6 billion over the last 2 years. After all these expenditures, IBM still increased its cash balances from $7.7 billion at the end of 1995 to $8.1 billion at the end of 1996.

Southwest Gas Corporation (SWX - $17.375 - NYSE) is a natural gas utility based in Las Vegas, Nevada, providing natural gas service to approximately 1.1 million residential, commercial and industrial customers in the fastest growing regions of the United States - Arizona, Nevada and parts of northern and southern California. The company added 63,000 customers during 1996, another record-breaking year.

Texaco Inc. (TX - $109.50 - NYSE) is a major integrated international oil company. 50%-owned Caltex (Chevron holds the other 50%) concentrates on refining and marketing in the Pacific Rim where standards of living and economies are advancing rapidly. 1997 looks to be a record year for Texaco in generation of cash flow and earnings.

No Load - Effective August 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are not subject to a sales charge. The minimum initial investment for all accounts is $1,000. Additionally, we invite shareholders to start an automatic investment plan whereby no initial minimum is required. Furthermore, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the quarter as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABEX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,


         /s/ James Foung, CFA                       /s/ Mario J. Gabelli

         James Foung, CFA                           Mario J. Gabelli, CFA
         Associate Portfolio Manager                President and
                                                    Chief Investment Officer
May 1, 1997

      --------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1997
       Exxon Corporation                    Texaco Inc.
       Chevron Corporation                  GTE Corporation
       British Petroleum Company, plc       Int'l Business Machines Corp.
       American Express Company             Southwest Gas Corporation
       Eastern Enterprises Inc.             American Brands, Inc.
      --------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Equity Income Fund
Portfolio of Investments -- March 31, 1997 (Unaudited)
================================================================================
                                                                        Market
   Shares                                               Cost            Value
   ------                                               ----            -----
           COMMON STOCKS -- 84.42%
           AUTOMOTIVE -- 1.44%
    6,500  Ford Motor Company ...................   $   153,183      $  203,937
   12,000  General Motors Corporation ...........       447,738         664,500
                                                    -----------      ----------
                                                        600,921         868,437
                                                    -----------      ----------
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.54%
    2,500  Dana Corporation .....................        65,937          82,188
   15,000  GenCorp, Inc. ........................       184,500         285,000
   12,000  Genuine Parts Company ................       427,123         559,500
                                                    -----------      ----------
                                                        677,560         926,688
                                                    -----------      ----------
           AVIATION: PARTS AND SERVICES -- 5.18%
    4,000  Barnes Group .........................       199,700         287,500
    9,168  Boeing Co. ...........................       694,669         904,194
   15,000  Curtiss-Wright Corp. .................       444,138         802,500
    1,000  Raytheon Co. .........................        51,300          45,125
    2,000  Rockwell International Corp. .........        57,806         129,750
   17,000  Trinova Corporation ..................       518,818         569,500
    5,000  United Technologies Corporation ......       280,642         376,250
                                                    -----------      ----------
                                                      2,247,073       3,114,819
                                                    -----------      ----------
           BUSINESS SERVICES -- 2.88%
    2,000  Cognizant Corp. ......................        67,510          58,250
    4,000  Dun & Bradstreet Corp. ...............        93,161         101,500
      300  Imation Corporation ..................         6,743           7,500
   10,000  International Business
             Machines Corporation ...............       509,359       1,373,750
    9,000  Landauer, Inc. .......................       147,075         189,000
                                                    -----------      ----------
                                                        823,848       1,730,000
                                                    -----------      ----------
           CONSUMER PRODUCTS -- 7.62%
   25,000  American Brands, Inc. ................     1,075,251       1,265,625
    4,200  Culbro Corporation ...................       184,485         393,750
    5,000  Eastman Kodak Company ................       296,460         379,375
   12,000  General Electric Company .............       582,099       1,191,000
    5,000  Gillette Company .....................       122,312         363,125
   14,000  National Presto Industries, Inc. .....       591,417         502,250
    2,000  Philip Morris Companies Inc. .........        93,100         228,250
    6,000  Tambrands, Inc. ......................       255,066         257,250
                                                    -----------      ----------
                                                      3,200,190       4,580,625
                                                    -----------      ----------
           DIVERSIFIED INDUSTRIAL -- 3.08%
    5,000  GATX Corporation .....................       250,250         244,375
    7,500  Honeywell, Inc. ......................       323,296         509,062
    8,000  Minnesota Mining &
             Manufacturing Company ..............       533,340         676,000
   14,000  Thomas Industries Inc. ...............       157,975         329,000
    3,000  Trinity Industries, Inc. .............       102,525          91,125
                                                    -----------      ----------
                                                      1,367,386       1,849,562
                                                    -----------      ----------
           ENERGY - ELECTRIC -- 1.13%
    1,000  FPL Group, Inc. ......................        28,613          44,125
   40,000  Niagara Mohawk Power Corp. ...........       413,125         340,000
   14,000  PacifiCorp ...........................       275,325         299,250
                                                    -----------      ----------
                                                        717,063         683,375
                                                    -----------      ----------
           ENERGY - NATURAL GAS -- 8.10%
   19,000  Bay State Gas Company ................       450,640         486,875
    2,000  Berkshire Gas Company ................        33,290          30,500
    3,000  Brooklyn Union Gas Company ...........        74,900          82,500
   24,000  Colonial Gas Company .................       484,600         498,000
   26,000  Commonwealth Energy System ...........       514,725         542,750
   54,000  Eastern Enterprises Inc. .............     1,467,890       1,667,250
    2,500  Essex County Gas Company .............        63,375          60,625
    4,000  Fall River Gas Company ...............        82,300          64,750
    4,000  Peoples Energy Corp. .................       138,275         132,500
   75,000  Southwest Gas Corporation ............     1,211,650       1,303,125
                                                    -----------      ----------
                                                      4,521,645       4,868,875
                                                    -----------      ----------
           ENERGY - OIL -- 18.01%
    6,500  Atlantic Richfield Company ...........       703,893         877,500
   14,000  British Petroleum Company, plc ADR ...       614,950       1,921,500
   18,000  Burlington Resources, Inc. ...........       758,011         769,500
   29,000  Chevron Corporation ..................       952,662       2,019,125
    5,000  Elf Aquitane SA ......................       233,000         246,250
   23,000  Exxon Corporation ....................     1,401,537       2,478,250
   10,000  Halliburton Company ..................       420,389         677,500
    8,000  Pennzoil Company .....................       362,400         414,000
   13,000  Texaco, Inc. .........................       808,338       1,423,500
                                                    -----------      ----------
                                                      6,255,180      10,827,125
                                                    -----------      ----------
           ENTERTAINMENT -- 0.24%
    2,000  Polygram NV ADR ......................        58,725          98,500
    1,000  Time Warner, Inc. ....................        25,888          43,250
                                                    -----------      ----------
                                                         84,613         141,750
                                                    -----------      ----------
           EQUIPMENT AND SUPPLIES -- 4.71%
    2,400  Caterpillar, Inc. ....................        56,973         192,600
    2,000  Cooper Industries, Inc. ..............        76,305          86,750
   27,000  Deere & Company ......................       374,506       1,174,500
   10,000  EG&G Inc. ............................       175,863         208,750
   11,500  Ingersoll Rand Co. ...................       446,262         501,688
    1,500  Minerals Technologies, Inc. ..........        37,938          49,875
   14,000  Smith (A.O) Corp. Cl. B ..............       468,825         488,250
    1,000  Tenneco, Inc. ........................        35,716          39,000
    2,000  Union Carbide Corporation ............        33,350          88,500
                                                    -----------      ----------
                                                      1,705,738       2,829,913
                                                    -----------      ----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- March 31, 1997 (Unaudited)
================================================================================
                                                                        Market
   Shares                                               Cost            Value
   ------                                               ----            -----
           COMMON STOCKS (Continued)
           FINANCIAL SERVICES -- 11.92%
   32,000  American Express Company .............   $   686,394     $ 1,916,000
   10,000  Banco Santander SA ADR ...............       448,234         680,000
    5,000  BankAmerica Corporation ..............       211,500         503,750
    4,000  Bankers Trust Company ................       344,825         328,000
   25,000  Commerzbank AG Spons ADR .............       480,410         719,255
   16,000  Deutsche Bank AG ADR .................       739,200         900,507
      500  Fidelity National Corp. ..............         6,000           4,875
   11,000  Morgan (J.P.) & Co. Incorporated .....       685,500       1,080,750
    3,000  Northern Trust Company ...............        60,300         112,500
   12,000  SunTrust Banks, Inc. .................       251,737         556,500
    2,200  Transamerica Corporation .............       111,528         196,900
    4,000  U.S. Trust Corporation ...............        47,394         168,000
                                                    -----------      ----------
                                                      4,073,022       7,167,037
                                                    -----------      ----------
           FOOD AND BEVERAGE -- 1.80%
    3,500  Kellogg Company ......................       176,926         235,375
   15,000  PepsiCo, Inc. ........................       452,762         489,375
    3,000  Quaker Oats Company ..................       104,850         109,500
   14,000  Rykoff-Sexton, Inc. ..................       176,346         246,750
                                                    -----------      ----------
                                                        910,884       1,081,000
                                                    -----------      ----------
           HEALTH CARE -- 0.97%
   11,000  Johnson & Johnson ....................       222,341         581,625
                                                    -----------      ----------
           METALS AND MINING -- 1.23%
   21,000  Freeport McMoRan Copper &
             Gold Inc. Cl. B+ ...................       407,116         637,875
    3,500  Freeport-McMoRan, Inc. ...............        73,644         102,375
                                                    -----------      ----------
                                                        480,760         740,250
                                                    -----------      ----------
           PUBLISHING -- 0.57%
    2,000  Dow Jones & Company Inc. .............        76,850          81,250
    5,000  Harcourt General, Inc. ...............       230,250         232,500
    1,000  Reader's Digest Association,
             Inc. Cl. B .........................        37,067          27,000
                                                    -----------      ----------
                                                        344,167         340,750
                                                    -----------      ----------
           RAILROADS -- 1.88%
   10,000  Conrail, Inc. ........................     1,129,375       1,127,500
                                                    -----------      ----------
           RETAIL -- 0.43%
    5,000  Giant Food, Inc. Cl. A ...............       168,375         160,000
    2,000  Sears, Roebuck and Co. ...............        51,242         100,500
                                                    -----------      ----------
                                                        219,617         260,500
                                                    -----------      ----------
           SPECIALTY CHEMICALS -- 1.09%
    3,000  E.I. du Pont de Nemours
             and Company ........................       196,500         318,000
    5,000  Ferro Corporation ....................       138,500         150,000
    4,000  Grace (W.R.) & Co. ...................       211,138         189,500
                                                    -----------      ----------
                                                        546,138         657,500
                                                    -----------      ----------

Principal
 Amount                                                                 Market
or Shares                                               Cost            Value
---------                                               ----            -----
           TELECOMMUNICATIONS -- 0.77%
    5,000  ALLTEL Corporation ...................   $   120,500      $  162,500
   20,645  Citizens Utilities Company Cl. A .....       248,500         240,000
    1,000  Motorola, Inc. .......................        27,263          60,375
                                                    -----------      ----------
                                                        396,263         462,875
                                                    -----------      ----------
           TELECOMMUNICATIONS - INT'L TELEPHONE -- 4.53%
   18,000  BC TELECOM, Inc. .....................       317,456         393,425
   25,000  BCE Inc. .............................       845,709       1,150,000
    3,000  British Telecommunications
             plc ADR ............................       176,759         210,000
    7,500  Cable & Wireless plc ADR .............       147,710         178,125
    1,000  Deutsche Telekom AG -
             SPONS ADR ..........................        19,033          21,875
   10,000  Hong Kong Telecommuni-
             cations Ltd. ADR ...................       139,671         163,750
    4,000  STET - Societa Financiaria
             Telefonica SpA ADR .................       124,319         173,500
    6,000  Telefonica de Espana ADR .............       238,959         430,500
                                                    -----------      ----------
                                                      2,009,616       2,721,175
                                                    -----------      ----------
           TELECOMMUNICATIONS -
             SATELLITE COMMUNICATION -- 0.92%
   15,000  COMSAT Corporation ...................       333,963         365,625
    3,500  General Motors Corporation Cl. H .....       121,800         189,875
                                                    -----------      ----------
                                                        455,763         555,500
                                                    -----------      ----------
           TELECOMMUNICATIONS - U.S. REGIONAL
             OPERATORS -- 4.38%
   30,000  GTE Corporation ......................     1,022,000       1,398,750
    3,500  NYNEX Corporation ....................       137,222         159,687
    2,000  Pacific Telesis Group, Inc. ..........        55,261          75,500
   26,000  Southern New England
             Telecommunications Corporation .....       904,264         932,750
    2,000  US WEST Communications Group .........        49,678          68,000
                                                    -----------      ----------
                                                      2,168,425       2,634,687
                                                    -----------      ----------
           TOTAL COMMON STOCKS                       35,157,588      50,751,568
                                                    -----------      ----------
           CONVERTIBLE CORPORATE BONDS -- 7.36%
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.73%
  375,000  GenCorp Inc. Sub. Deb. Cv.
             8.00%, 08/01/02 ....................       370,850         439,688
                                                    -----------      ----------
           CONSUMER PRODUCTS -- 0.75%
  600,000  Fieldcrest Cannon, Inc. Sub.
             Deb. Cv. 6.00%, 03/15/12 ...........       453,980         450,000
                                                    -----------      ----------
           CONSUMER SERVICES -- 1.73%
1,000,000  HSN, Inc. Sub.Deb. Cv.
             5.875%, 03/01/06(a) ................     1,000,000       1,040,000
                                                    -----------      ----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- March 31, 1997 (Unaudited)
================================================================================
Principal
 Amount                                                                 Market
or Shares                                               Cost            Value
---------                                               ----            -----
           CONVERTIBLE CORPORATE BONDS (Continued)
           ENERGY - OIL -- 0.43%
$ 150,000  Pennzoil Company Sub. Deb. Cv
             6.50%, 01/15/02 ....................   $   150,000      $  258,375
                                                    -----------      ----------
           ENTERTAINMENT -- 0.21%
  150,000  Savoy Pictures Entertainment,
             Inc. Sub. Deb. Cv. 7.00%, 07/01/03 .       130,435         125,250
                                                    -----------      ----------
           EQUIPMENT AND SUPPLIES -- 1.34%
  362,000  Cooper Industries, Inc. Sub.
             Deb. Cv. 7.050%, 01/01/15 ..........       368,922         390,960
  419,000  Kollmorgen Corporation
             Sub. Deb. Cv. 8.75%, 05/01/09 ......       362,901         419,000
                                                    -----------      ----------
                                                        731,823         809,960
                                                    -----------      ----------
           HOTELS/GAMING -- 0.08%
   50,000  Hilton Hotels Corporation Sub.
             Deb. Cv. 5.00%, 05/15/06 ...........        50,000          50,375
                                                    -----------      ----------
           PUBLISHING -- 0.76%
  100,000  News America Holdings
             Incorporated Sub.
             Deb. Cv. Zero Cpn., 03/31/02 .......        68,374          81,314
  400,000  Thomas Nelson Inc. Sub.
             Deb. Cv. 5.75%, 11/30/99 ...........       397,196         375,000
                                                    -----------      ----------
                                                        465,570         456,314
                                                    -----------      ----------
           RETAIL -- 0.55%
  400,000  General Host Corporation Sub.
             Deb. Cv. 8.00%, 02/15/02 ...........       394,042         328,000
                                                    -----------      ----------
           TRANSPORTATION -- 0.41%
  250,000  Greyhound Lines, Inc. Sub.
             Deb. Cv. 8.50%, 03/31/07 ...........       142,339         245,000
                                                    -----------      ----------
           WIRELESS COMMUNICATIONS -- 0.37%
  300,000  COMCAST Cellular
             Communications Inc.
             Redeemable Notes, Zero Cpn.,
             03/05/00 ...........................       220,670         220,500
                                                    -----------      ----------
           TOTAL CONVERTIBLE
             CORPORATE BONDS ....................     4,109,709       4,423,462
                                                    -----------      ----------
           CONVERTIBLE PREFERRED STOCKS -- 1.59%
           BROADCASTING -- 0.12%
    1,500  Granite Broadcasting
             Corporation $1.938 Cv. Pfd. ........        93,000          73,500
                                                    -----------      ----------
           CONSUMER PRODUCTS -- 0.03%
    4,000  Kerr Group, Inc.
             Cl. B $1.70 Cv. Pfd. Ser. D ........        57,637          18,500
                                                    -----------      ----------
           DIVERSIFIED INDUSTRIAL -- 0.35%
    3,600  GATX Corporation
            $3.875 Cv. Pfd. .....................       169,905         211,950
                                                    -----------      ----------
           INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.69%
   20,000  Flagstar Companies, Inc.
             $2.25 Cv. Pfd. Ser. A ..............        85,000          20,625
    2,500  Navistar International
             Corporation $6.00
           Cv. Pfd. Ser. G ......................        68,625         148,437
    3,200  Sequa Corporation
            $5.00 Cv. Pfd. ......................       204,510         241,600
                                                    -----------      ----------
                                                        358,135         410,662
                                                    -----------      ----------
           METALS AND MINING -- 0.23%
    5,000  Freeport-McMoRan Copper
             & Gold, Inc. 5.00% Cv. Pfd. ........       106,500         141,250
                                                    -----------      ----------
           PUBLISHING -- 0.17%
    2,000  Golden Books Family
             Entertainment, Inc.
             8.75% Cv Pfd. ......................       100,000         104,000
                                                    -----------      ----------
           TOTAL CONVERTIBLE
             PREFERRED STOCKS ...................       885,177         959,862
                                                    -----------      ----------

           U.S. GOVERNMENT OBLIGATIONS -- 7.13%
$4,300,000 U.S. Treasury Bills, 4.850%
             to 5.150% due 04/03/97 to 05/22/97 .     4,287,404       4,287,404
                                                    -----------      ----------
           TOTAL U.S. GOVERNMENT
             OBLIGATIONS ........................     4,287,404       4,287,404
                                                    -----------      ----------
           TOTAL INVESTMENTS --
             100.50% ............................   $44,439,878      60,422,296
                                                    ===========
           Liabilities, in excess of
             Other Assets -- (0.50%) ............                      (303,202)
                                                                    -----------
           NET ASSETS -- 100.00%
             (4,214,250 shares outstanding)                         $60,119,094
                                                                    ===========
           Net Asset Value And
             Redemption Price Per Share .........                        $14.27
                                                                         ======
------------
+ Non-income producing security.
ADR -- American Depositary Receipt.
(a) Security-exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, Rule 144A securities amounted to $1,040,000 or 1.7% of net assets. The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Statement of Assets and Liabilities (Unaudited)
March 31, 1997
===============================================================================
Assets:
         Investments in securities, at value
           (Cost $44,439,878) (Note 1) .......................      $60,422,296
         Cash ................................................          306,965
         Receivable for Fund shares sold .....................          280,106
         Dividends receivable ................................          135,059
         Accrued interest receivable .........................           61,191
         Deferred organizational expenses (Note 5) ...........            3,705
                                                                    -----------
           Total assets ......................................       61,209,322
                                                                    -----------
Liabilities:
         Payable to Advisor (Note 4) .........................           52,191
         Payable for distribution fees (Note 6) ..............           25,120
         Dividends payable ...................................           17,785
         Variation margin payable ............................            9,325
         Payable for investments purchased ...................          791,350
         Payable for Fund shares redeemed ....................          140,484
         Other accrued expenses ..............................           53,973
                                                                    -----------
           Total liabilities .................................        1,090,228
                                                                    -----------
           Net assets (applicable to 4,214,250
             shares outstanding) (Note 2) ....................      $60,119,094
                                                                    ===========
           Net asset value and redemption
             price per share .................................           $14.27
                                                                    ===========
Net Assets Consist of:
         Capital Stock, at par value (Note 2) ................      $     4,214
         Additional paid-in capital ..........................       41,919,749
         Distributions in excess of accumulated
           net investment income .............................          (42,784)
         Accumulated net realized gain on investments
           and futures transactions ..........................        2,255,510
         Net unrealized appreciation on investments
           and assets and liabilities denominated
           in foreign currencies .............................       15,982,405
                                                                    -----------
           Net assets ........................................      $60,119,094
                                                                    ===========

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 1997
================================================================================

Investment Income:
         Dividends (net of foreign taxes of $15,165) ...........      $  784,332
         Interest ..............................................         246,009
                                                                      ----------
           Total income ........................................       1,030,341
                                                                      ----------
Expenses:
         Investment advisory fee (Note 4) ......................         301,876
         Transfer and shareholder
           servicing agent fees ................................          76,032
         Distribution expenses (Note 6) ........................          75,437
         Printing and mailing expenses .........................          26,080
         Legal and audit fees ..................................          20,090
         Custodian fees and expenses ...........................          19,400
         Directors' fees .......................................          17,409
         Registration fees .....................................           7,476
         Amortization of organization expenses
           (Note 5) ............................................           3,729
         Miscellaneous .........................................           2,704
                                                                      ----------
           Total expenses ......................................         550,233
                                                                      ----------
         Investment income - net ...............................         480,108
                                                                      ----------
Net Realized and Unrealized Gain on Investments
         and Foreign Currency Transactions:
         Net realized gain on:
           Investments and foreign currency
             transactions ......................................       2,481,346
           Futures contracts ...................................          39,011
         Net change in net unrealized appreciation .............       2,250,070
                                                                      ----------
           Net gain on investments .............................       4,770,427
                                                                      ----------
Net increase in net assets resulting from
         operations ............................................      $5,250,535
                                                                      ==========


Statement of Changes in Net Assets (Unaudited)
================================================================================

                                                                Six Months     Year Ended
                                                                  Ended       September 30,
                                                              March 31, 1997      1996
                                                              --------------  -------------
Increase (decrease) in Net Assets:
         Investment income - net ............................   $   480,108    $ 1,117,055
         Net realized gain (loss) on:
           Investments and foreign currency transactions ....     2,481,346      2,552,798
           Futures contracts ................................        39,011          8,721
         Net change in unrealized appreciation ..............     2,250,070      4,939,022
                                                                -----------    -----------
         Net increase in net assets resulting from operations     5,250,535      8,617,596
                                                                -----------    -----------
         Distributions to shareholders from:
             Net investment income ..........................      (480,108)    (1,142,065)
             In excess of net investment income .............       (15,428)       (27,356)
             Net realized gains .............................    (2,841,942)    (2,515,013)
                                                                -----------    -----------
Total Distributions to Shareholders .........................    (3,337,478)    (3,684,434)
                                                                -----------    -----------
           Share transactions - net (Note 2) ................     1,199,776     (2,732,464)
                                                                -----------    -----------
             Net increase (decrease) in net assets ..........     3,112,833      2,200,698
Net Assets:
         Beginning of period ................................    57,006,261     54,805,563
                                                                -----------    -----------
         End of period ......................................   $60,119,094    $57,006,261
                                                                ===========    ===========

    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies. The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to January 2, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on November 12, 1991. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

The Gabelli Equity Income Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

2. Capital Stock Transactions. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001) of capital stock. Transactions in shares of capital stock were as follows:

                          Six months ended                Year ended
                           March 31, 1997             September 30, 1997
                       -----------------------      ------------------------
                       Shares         Amount        Shares         Amount
                       -------     -----------      -------     ------------
Shares sold ......     514,885     $ 7,473,320      303,716     $  4,038,337
Shares issued upon
  reinvestment of
  dividends ......     220,156       3,143,660      267,164        3,474,191
Shares redeemed ..    (648,504)     (9,417,204)    (775,940)     (10,244,991)
                      --------     -----------     --------     ------------
  Net decrease ...      86,537     $ 1,199,776     (205,060)    $ (2,732,463)
                      --------     -----------     --------     ------------

3. Purchases and Sales of Securities. Purchases and sales of securities for the six months ended March 31, 1997, other than U.S. Government obligations and short-term securities, aggregated $6,700,143 and $11,362,910, respectively.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependant on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (variation margin) and are recorded as unrealized gains or losses until the contracts are closed, at which time the Fund recognizes a realized gain or loss. The Fund sold short futures contracts aggregating $11,274,875 and closed short futures contracts aggregating $11,314,375 during the six months ended March 31, 1997.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the six months ended March 31, 1997.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) if the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the six months ended March 31, 1997, the Fund has incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Advisor, of $75,437, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $190,300, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods.

The Gabelli Equity Income Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

7. Transactions with Affiliates. During the six months ended March 31, 1997, the Fund paid $5,804 in brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor.

Financial Highlights (Unaudited)
================================================================================

Selected data for a share of capital stock outstanding throughout each period:


                                                 Six Months                        Year Ended September 30,
                                                Ended March 31,   --------------------------------------------------------
                                                     1997           1996        1995        1994        1993       1992(a)
                                                --------------      ----        ----        ----        ----       -------
Operating Performance:
Net asset value, beginning of period ..........     $13.81         $12.65      $11.54      $12.15      $10.40       $10.00
                                                   -------        -------     -------     -------     -------      -------
Net investment income .........................       0.12           0.28        0.29        0.30        0.29         0.21
Net realized and unrealized gain on securities        1.16           1.76        1.77        0.08        1.81         0.37
                                                   -------        -------     -------     -------     -------      -------
Total from investment operations ..............       1.28           2.04        2.06        0.38        2.10         0.58
                                                   -------        -------     -------     -------     -------      -------

Less Distributions:
Dividends from net investment income ..........      (0.12)         (0.28)      (0.29)      (0.31)      (0.29)       (0.18)
Distributions from net realized gain
  on investments ..............................      (0.70)         (0.01)      (0.66)      (0.68)       (0.0         --
                                                   -------        -------     -------     -------     -------      -------
Total distributions ...........................      (0.82)         (0.88)      (0.95)      (0.99)      (0.35)       (0.18)
                                                   -------        -------     -------     -------     -------      -------
Net asset value, end of period ................     $14.27         $13.81      $12.65      $11.54      $12.15       $10.40
                                                   -------        -------     -------     -------     -------      -------

Total Return (b) ..............................       9.29%         16.65%      19.24%       3.30%      20.50%        5.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in thousands) ......    $60,119        $57,006     $54,806     $50,191     $54,585      $44,940
Ratio of operating expenses to
  average net assets ..........................       1.82%*         1.93%       1.83%       1.81%       1.78%        1.93%
Ratio of net investment income to
  average net assets ..........................       1.59%*         1.99%       2.50%       2.58%       2.62%        2.65%
Portfolio turnover rate .......................         12%            20%         30%         20%         76%          22%
Average commission rate .......................     $0.036         $0.048        --          --          --           --

----------
*     Annualized
(a)   Fund commenced operations on January 2, 1992.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                    Felix J. Christiana
Chairman and Chief                       Former Senior
Investment Officer                       Vice President
Gabelli Funds, Inc.                      Dollar Dry Dock Savings Bank

Anthony J. Colavita                      Vincent D. Enright
Attorney-at-Law                          Senior Vice President and
Anthony J. Colavita, P.C.                Chief Financial Officer
                                         The Brooklyn Union Gas Company
John D. Gabelli
Vice President                           Robert J. Morrissey
Gabelli & Company, Inc.                  Attorney-at-Law
                                         Morrissey & Hawkins
Karl Otto Pohl
Former President                         Anthonie C. van Ekris
Deutsche Bundesbank                      Managing Director
                                         BALMAC International, Inc.
Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

                                    Officers

Mario J. Gabelli, CFA                    James E. McKee
President and                            Secretary
Chief Investment Officer

Bruce N. Alpert                          James Foung, CFA
Vice President and Treasurer             Associate Portfolio Manager

                                  Distributor
                            Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                   Skadden, Arps, Slate, Meagher & Flom, LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

----------------------------

         [PHOTO]

----------------------------

The
Gabelli
Equity
Income
Fund

SEMI-ANNUAL REPORT
    MARCH 31, 1997